Exhibit 10.3
EXECUTION VERSION
GUARANTY SUPPLEMENT
     Reference is made to that certain Credit Agreement, dated as of March 12, 2010, by and among Zayo Group, LLC, a Delaware limited liability company (the “Administrative Borrower”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with the Administrative Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), the Persons party thereto from time to time as Guarantors, SunTrust Bank, as the Issuing Bank, SunTrust Bank, as the Collateral Agent, the financial institutions party thereto from time to time as lenders (the “Lenders”), and SunTrust Bank, as the administrative agent (the “Administrative Agent”), as amended by that certain First Amendment to Credit Agreement, dated as of September 13, 2010, among the Administrative Borrower, Zayo Capital, the Guarantors party thereto, SunTrust Bank and the other financial institutions named therein, and as supplemented by the Guaranty Supplement, dated as of August 16, 2010, by Zayo Fiber Solutions, LLC, in favor of the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement).
     Whereas, pursuant to Section 6.18 of the Credit Agreement, a new Domestic Subsidiary (whether by acquisition, creation or designation) of the Borrowers is required to join the Credit Agreement as a Guarantor and become a Borrower Party by executing and delivering in favor of the Administrative Agent this Guaranty Supplement. Upon the execution and delivery of this Guaranty Supplement by such Domestic Subsidiary, such Domestic Subsidiary shall become a Guarantor of the Obligations and become a Borrower Party under the Credit Agreement with the same force and effect as if originally named as a Guarantor therein.
     The undersigned (the “New Guarantor”) hereby agrees as follows:
     1. In accordance with Section 6.18 of the Credit Agreement, the New Guarantor, by its signature below, becomes a “Guarantor” and a “Borrower Party” under the Credit Agreement with the same force and effect as if originally named therein as a “Guarantor” and as a “Borrower Party”, and the New Guarantor hereby agrees to all of the terms and provisions of the Credit Agreement applicable to it as a “Guarantor” and as a “Borrower Party” thereunder. In furtherance of the foregoing, the New Guarantor, as security for the payment and performance in full of the Obligations, does hereby guarantee, subject to the limitations set forth in Section 3.1(g) of the Credit Agreement, to the Administrative Agent, for the benefit of the Lender Group, the full and prompt payment of the Obligations, including, without limitation, any interest thereon (including, without limitation, interest, as provided in the Credit Agreement, accruing after the filing of a petition initiating any Insolvency Proceedings, whether or not such interest accrues or is recoverable against the Borrowers after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), plus reasonable attorneys’ fees and expenses if the obligations represented by the Credit Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Each reference to a

“Guarantor” and “Borrower Party” in the Credit Agreement shall be deemed to include the New Guarantor. The Credit Agreement is incorporated herein by reference.
     2. The New Guarantor represents and warrants to the Administrative Agent and the other members of the Lender Group that this Guaranty Supplement has been duly executed and delivered by the New Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
     3. This Guaranty Supplement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement. In proving this Guaranty Supplement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or other electronic transmission shall be deemed an original signature hereto.
     4. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.
     5. THIS GUARANTY SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     6. This Guaranty Supplement shall be considered a Loan Document for all purposes.
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     IN WITNESS WHEREOF, the New Guarantor has duly executed this Guaranty Supplement as of November 5, 2010.

NEW GUARANTOR:	AMERICAN FIBER SYSTEMS INC.

	By:	/s/ Scott E. Beer
	Name:	Scott E. Beer
	Title:	Secretary
[Signature Page to American Fiber Systems Inc. Guaranty Supplement]